UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —June 19, 2013

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

Telephone: +41 (0)43 456 76 00

(Address of principal executive offices)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2013, ACE Limited filed a Form 8-K reporting that Robert Cusumano, its general counsel, announced his intention to leave the company by the end of the year, but would remain at the company as its general counsel until the company appointed a successor as general counsel. At the time such Form 8-K was filed, the effective date of Mr. Cusumano’s departure from the company had not yet been determined.

As indicated below, ACE has appointed a new general counsel, effective as of July 8, 2013. Accordingly, the effective date of Mr. Cusumano’s resignation as general counsel of the company will be July 8, 2013. Mr. Cusumano has agreed to remain at the company in an advisory capacity though July 31, 2013 in order to assist the company and its new general counsel with the transition.

Item 7.01	Regulation FD Disclosure

The company announced the appointment of Joseph Wayland as General Counsel. Effective July 8, 2013, Mr. Wayland will be responsible for the company’s global legal affairs including providing counsel on a full range of legal and business issues to the CEO, senior management team and board of directors, as well as leading the legal organization that supports the company’s business operations globally. Reporting to Evan G. Greenberg, Chairman and Chief Executive Officer of ACE Limited, Mr. Wayland succeeds Robert Cusumano, who as previously announced is leaving the company to pursue other interests.

Mr. Wayland joins ACE from Simpson Thacher & Bartlett, where he worked from 1988 and became a partner in 1994. From 2010 to 2012, Mr. Wayland served with the United States Department of Justice, first as Deputy Assistant Attorney General responsible for litigation for the Antitrust Division and then as the Acting Assistant Attorney General in charge of the Division.

Earlier in his career, Mr. Wayland served as a captain in the United States Air Force. He received his juris doctorate degree from Columbia University Law School and his undergraduate degree from Washington University. He also holds a master’s degree in international and comparative law from Georgetown University Law School.

A copy of the company’s press release announcing the appointment of Mr. Wayland as new general counsel is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated June 19, 2013, announcing the appointment of Joseph Wayland as new general counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE LIMITED

By:	/s/ Paul. B. Medini
Paul B. Medini
Chief Accounting Officer

Date: June 19, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated June 19, 2013, announcing the appointment of Joseph Wayland as new general counsel